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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 18, 1997, included in the MedicalControl, Inc. Form 10-KSB for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                                         /s/ Arthur Andersen LLP


Dallas, Texas
March 11, 1998